Net Income Per Unit	12 Months Ended
Dec. 31, 2016
Net Income Per Unit [Abstract]
Net Income Per Unit
14. Net Income Per Unit
The general partner's and common unit holders' interests in net income are calculated as if all net income for periods subsequent to April 4, 2007, were distributed according to the terms of the partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash (Note 12), which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership's board of directors to provide for the proper resources for the Partnership's business. Unlike available cash, net income is affected by non-cash items. The Partnership follows the guidance relating to the Application of the Two-Class Method and its application to Master Limited Partnerships which considers whether the incentive distributions of a master limited partnership represent a participating security when considered in the calculation of earnings per unit under the Two-Class Method.
This guidance also considers whether the partnership agreement contains any contractual limitations concerning distributions to the IDRs that would impact the amount of earnings to allocate to the IDRs for each reporting period.
Under the partnership agreement, the holder of the IDRs in the Partnership, which is currently CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions (Note 12). The Partnership excluded the effect of the 12,983,333, 12,983,333 and 14,223,737 Class B Convertible Preferred Units in calculating dilutive EPU as of December 31, 2016, 2015 and 2014, respectively as they were anti-dilutive.
As of December 31, 2016 and 2015 the Partnership excluded the effect of 699,168 and 850,000 non-vested unit awards in calculating dilutive EPU for its common unitholders as they were anti-dilutive. As of December 31, 2014 there were no non-vested units. The non-vested units are participating securities because they received distributions from the Partnership and these distributions do not have to be returned to the Partnership if the non-vested units are forfeited by the grantee.
The Partnership's net income for the years ended December 31, 2016, 2015 and 2014 did not exceed the First Target Distribution Level, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP's interest in net income.

The two class method used to calculate EPU is as follows:

BASIC AND DILUTED	2016	2015	2014
Numerators
Partnership's net income	$52,489	$55,410	$44,012
Less:
Preferred unit holders' interest in Partnership's net income	11,101	11,334	14,042
General Partner's interest in Partnership's net income	818	879	593
Partnership's net income allocable to unvested units	285	8	—
Common unit holders' interest in Partnership's net income	$40,285	$43,189	$29,377
Denominators
Weighted average number of common units outstanding, basic and diluted	119,803,329	115,030,879	93,353,168
Net income per common unit:
Basic and Diluted	$0.34	$0.38	$0.31